SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)


Filed  by  the  Registrant  /X/

Filed  by  a  Party  other  than  the  Registrant  / /

Check  the  appropriate  box:


/ /   Preliminary  Proxy  Statement
/ / Confidential, for Use of the Commission Only ( as permitted by Rule 14a-6 (e) (2) )
/X/   Definitive  Proxy  Statement
/ /   Definitive  Additional  Materials

/ /   Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12

                            COMMUNITY WEST BANCSHARES

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                (Name of Registrant as Specified in Its Charter)

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      (Name of Person (s) Filing Proxy Statement, if other than Registrant

Payment  of  Filing  Fee  (Check  the  appropriate  box)  :

/X/   No  fee  Required.

/ /   Fee computed on table below per  Exchange Act Rules 14a-6(I) (1) and 0-11.

     (1)   Title  of  each  class  of  securities  to which transaction applies:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Aggregate  number  of  securities  to  which  transaction  applies:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Proposed  maximum  aggregate  value  of  transaction:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (5)   Total  fee  paid:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

/ /   Fee  paid  previously  with  preliminary  materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount  previously  paid
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Form,  schedule  or  registration  statement  number:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3)   Filing  party:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Date  filed:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            COMMUNITY WEST BANCSHARES
                                 445 PINE AVENUE
                            GOLETA, CALIFORNIA  93117

                               -----------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2000
                                  AT 6:00 P.M.

                               -----------------


                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2000 Annual Meeting of Shareholders (the "Meeting") of Community West Bancshares (the "Company") to be held at the Timbers Restaurant, 10 Winchester Road, Goleta, California 93117 on Thursday, May 25, 2000 at 6:00 p.m., and at any and all adjournments thereof.

     It is anticipated that this Proxy Statement and the accompanying Notice will be mailed on or about May 1, 2000, to shareholders eligible to receive notice of and to vote at the Meeting.

     The  matters  to  be  considered  and  voted  upon  at the Meeting will be:

1. ELECTION OF DIRECTORS. Electing the following eleven persons to the Board of Directors to serve until the 2001 Annual Meeting and until their successors are elected and have qualified:

     Michael A. Alexander                    Michel Nellis
     Mounir R. Ashamalla                     William R. Peeples
     Robert H. Bartlein                      James Rady
     Jean W. Blois                           James R. Sims, Jr.
     John D. Illgen                          Llewellyn W. Stone
     John D. Markel

2. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

                             REVOCABILITY OF PROXIES

     A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of such election. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions specified on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A PROPOSAL TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED ON THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

                         PERSONS MAKING THE SOLICITATION

     This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company, and its wholly-owned subsidiaries, Goleta National Bank ("Goleta") and Palomar Community Bank "Palomar", may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.

                                VOTING SECURITIES

     There were issued and outstanding 6,241,793 shares of the Company's Common Stock on April 21, 2000, which has been fixed as the record date (the "Record Date") for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting. On any matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the Record Date. In connection with the election of directors, shares shall be voted cumulatively if a candidate's or candidates' name(s) have been properly placed in nomination prior to voting and has properly given notice of the intention to vote cumulatively. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. The total number of votes may be cast for one nominee or may be distributed among as many nominees or in such proportions as the shareholder directs.

     Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of votes in opposition to a director. Abstentions are, however, counted towards a quorum.

            SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Except as set forth below, Management of the Company does not know of any person who owns beneficially or of record, more than 5% of the Company's outstanding Common Stock. The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Company's outstanding Common Stock by the Company's directors, and executive officers(1), and by all directors and executive officers of the Company as a group. Management is not aware of any change in control of the Company, which has occurred since January 1, 1999, or of any arrangement, which may, at a subsequent date, result in a change in control of the Company.


                                         NUMBER OF SHARES      NUMBER OF SHARES  PERCENT OF CLASS
                                         OF COMMON STOCK      SUBJECT TO VESTED    BENEFICIALLY
NAME AND TITLE                         BENEFICIALLY OWNED(2)   STOCK OPTIONS(3)      OWNED(3)
--------------                         ---------------------  -----------------  ----------------
MICHAEL A. ALEXANDER,
  Vice Chairman of the Board                    121,206                   -              1.94%
MOUNIR R. ASHAMALLA,
  Director                                       94,891                   -              1.52%
ROBERT H. BARTLEIN,
  Director                                      111,862                   -              1.79%
JEAN W. BLOIS,
  Director                                       53,824              11,554              1.05%
JOHN D. ILLGEN,
  Director                                       46,956              14,414              0.98%
JOHN D. MARKEL,(4)
  Chairman of the Board                         585,366               2,860              9.42%
MICHEL NELLIS,
  Secretary and Director                         42,040              14,414              0.90%
WILLIAM R. PEEPLES,(5)
  Director                                      607,442                   -              9.73%
LYNDA RADKE,
  Senior Vice President and
  Chief Financial Officer                         2,100              14,400              0.26%
JAMES RADY,
  Direction, Chairman
  of the Board, Palomar                          71,905               8,000              1.28%
JAMES R. SIMS, JR.,
  Director                                       28,466              14,414              0.69%
DON SOLSBY,
  Executive Vice President and
  Chief Operating Officer                             -                   -                 -%
LLEWELLYN STONE
  Director, President and Chief
  Executive Officer                              79,084              20,000              1.58%

ALL DIRECTORS AND EXECUTIVE
  OFFICERS AS A GROUP (13 in number)          1,845,142             100,056             30.67%

_____________________________

(1) As used throughout this Proxy Statement, the term "executive officer" means the President and Chief Executive Officer, the Executive Vice President and Chief Operating Officer and the Senior Vice President and Chief Financial Officer of the Company. The term "executive officer" also includes the President and Chief Executive Officer of Palomar. The Company's Chairman of the Board, Vice Chairmen of the Board, and Secretary are not deemed to be executive officers of the Company.

(2) Includes shares beneficially owned, directly and indirectly, together with associates, except for shares subject to vested stock options and outstanding warrants. Also includes shares held as trustee and held by or as custodian for minor children. Unless otherwise noted, all shares are held as community property under California law or with sole investment and voting power.

     (Footnotes  continued  on  next  page)


                                        3

(Footnotes  continued)

(3) Shares subject to options held by directors or executive officers that were exercisable within 60 days after the Record Date ("vested") are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person, but not for the purpose of computing the percent of class owned by any other person.

(4)  Mr. Markel's business address is 445 Pine Avenue Goleta, CA 93117.

(5)  Mr. Peeples' business address is 445 Pine Avenue Goleta, CA 93117.

                              ELECTION OF DIRECTORS

NUMBER  OF  DIRECTORS
---------------------

     Article 3.2 of the Company's Bylaws provides that the authorized number of directors shall not be less than six (6) nor more than eleven (11), with the exact number of directors fixed from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders. The number of directors has been fixed at eleven (11) by action of the Board of Directors.

NOMINEES
--------

     The persons named below, all of whom are currently members of the Company's Board of Directors, will be nominated for election as directors to serve until the 2001 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all eleven (11) nominees, or as many thereof as possible. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

     The following table sets forth the names and certain information as of the Record Date, concerning the persons to be nominated by the Board of Directors for election as directors of the Company:

                                                                         YEAR FIRST
                                                                         ELECTED OR   YEAR FIRST ELECTED
                                     BUSINESS EXPERIENCE                 APPOINTED    OR APPOINTED
                                     DURING THE PAST                     DIRECTOR OF  DIRECTOR OF
NAME AND TITLE                  AGE  FIVE YEARS                          THE COMPANY  GOLETA OR PALOMAR
--------------                  ---  ----------------------------------  -----------  ------------------
MICHAEL A. ALEXANDER,
   Vice Chairman of the          69   Chairman of UtilIcom Corp. since
   Board                              1994. (Electronics)                       1997           1989
MOUNIR R. ASHAMALLA,
   Director                      62  Oral-Maxillo-Facial Surgeon                1997           1989
                                     President of Bartlein Group, Inc.
ROBERT H. BARTLEIN,                  and Bartlein & Company, Inc.
   Director                      52  (Real estate management)                   1997           1989
JEAN W. BLOIS,
Director                         72  Independent consultant                     1997           1989
                                     President and Chairman of Illgen
JOHN D. ILLGEN,                      Simulation Technologies, Inc.
   Director                      55  (Computer software simulations)            1997           1989
JOHN D. MARKEL
   Chairman of the Board         57  Private investor                           1997           1989
MICHEL NELLIS                        Partner, Nellis Associates.
   Secretary and Director        53  (Financial consulting)                     1997           1989
WILLIAM R. PEEPLES,
   Director                      57  Private investor                           1997           1989
JAMES RADY                           Business Development Officer and
   Director                      58  Chairman of the Board, Palomar             1998           1983
JAMES R. SIMS, JR.,
   Director                      64  Realtor                                    1997           1989
LLEWELLYN STONE,
   Director, President and           President and Chief Executive
   Chief Executive Officer (1)   57  Officer, Goleta                            1997           1989

_____________________________

(1)     This  person  is  an  executive  officer  of  the  Company.

     None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company, acting within their capacities as such. There are no family relationships between the directors and executive officers of the Company and none of the directors or executive officers of the Company serve as directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

EXECUTIVE  OFFICERS  AND  SIGNIFICANT  EMPLOYEES
------------------------------------------------

     The following table sets forth the names and certain information as of the Record Date, concerning the executive officers and a significant employee of Palomar except Messers. Rady and Stone, who are directors and included the table set forth above:

                               TITLE WITH             BUSINESS EXPERIENCE            TERM OF
              TITLE WITH       GOLETA OR              DURING THE PAST FIVE           OFFICE WITH
NAME          THE COMPANY      PALOMAR           AGE  YEARS                          THE COMPANY
------------  ---------------  ----------------  ---  -----------------------------  -----------
LYNDA RADKE   Senior Vice      Senior Vice        30  Senior Vice President and       Since 1999
              President and    President and          Chief Financial Officer, the
              Chief Financial  Chief Financial        Company (1999 - Present);
              Officer          Officer, Goleta        Senior Vice President and
                                                      Chief Financial Officer,
                                                      Goleta (1997 - Present);
                                                      Vice President and
                                                      Controller, Goleta (1996 -
                                                      1997); Senior Accountant,
                                                      Deloitte and Touche (1992 -
                                                      1996)
DON SOLSBY    Executive Vice                      57  Director of Palomar since       Since 1999
              President and                           1999; President, Director
              Chief Operating         N/A             and Chief Executive
              Officer                                 Officer, Bank of
                                                      Westminster (1992 - 1996),
                                                      Partner, Metrogroup
                                                      Commercial Realty Finance
                                                      (1996 - 1999)
RICK SANBORN       N/A         President and      37  President and Chief                    N/A
                               Chief Executive        Executive Officer, Palomar
                               Officer, Palomar       Community Bank 1999,
                                                      Vice President, Regional
                                                      Director, Home Savings
                                                      (1999 - 1997), Senior Vice
                                                      President Domestic
                                                      Lending, Bank of Southern
                                                      California (1995 - 1997)

THE  BOARD  OF  DIRECTORS  AND  COMMITTEES
------------------------------------------

     During 1999, the Company's Board of Directors held 12 regular meetings and five special meetings. In addition to attending Board meetings, certain of the directors serve on committees of the Board.

     The Audit Committee, which consisted of Directors: Alexander, Markel, Nellis and Peeples, review all internal and external examination reports and selects the Company's independent accountants. The Audit Committee met twice during 1999.

     The Compensation Committee, which consisted of Directors Alexander, Blois, Illgen, Markel and Peeples, sets executive compensation. The Compensation Committee met once in 1999.

     In addition, the Company's directors served on the Boards of Directors of Goleta and/or Palomar, including the various committees established by those subsidiaries.

     During 1999, none of the Company's directors attended less than 75% of the Company's Board meetings and meetings of committees on which they served.

SUMMARY  COMPENSATION
---------------------

     The following table sets forth a summary of annual and long-term compensation for services in all capacities to the Company or its subsidiaries for the chief executive officer and the four top executive officers who received compensation in excess of $100,000 ("named executive officers"). All compensation was paid by Goleta or Palomar:

                                                                         LONG-TERM
                                                                         COMPENSATION
                                        ANNUAL COMPENSATION              AWARDS
                              -----------------------------------------  -------------------------
                                                                         SECURITIES
NAME AND POSITION                                       OTHER ANNUAL     UNDERLYING   ALL OTHER
IN GOLETA OR PALOMAR    YEAR  SALARY     BONUS          COMPENSATION(1)  OPTIONS(2)   COMPENSATION
--------------------    ----  ------     -----          ---------------  -----------  ------------
JAMES RADY,
  Business
Development Officer,    1999  $ 90,000  $ 15,000                -        8,000             -
Chairman of the         1998  $145,000  $ 15,000                -            -             -
Board, Palomar          1997  $132,730         -                -            -             -
RICK SANBORN,
  President and Chief
Executive Officer       1999
Palomar                       $120,000  $ 20,000                -            -             -
C. RANDY SHAFFER,(3)
  Executive Vice
President               1999  $109,000  $ 50,000                -            -             -
  and Chief Financial   1998  $100,576  $ 50,000                -            -             -
Officer                 1997  $118,605  $ 30,000                -            -             -
LLEWELLYN W. STONE,     1999  $175,000  $      -                -            -             -
  President and Chief   1998  $176,373  $ 60,000                -            -             -
Executive Officer       1997  $179,250  $ 80,000                -            -             -

_____________________________
(1)     These  figures  represent  directors' fees and the aggregate total of perquisites paid to, or  on behalf of,  an executive officer which total more than the lesser of $50,000 or 10%
        of salary and bonus.
(2)     All  share  figures  have been adjusted for the Company's two-for-one stock split in 1998.
(3)     Mr.  Shaffer  resigned  his  executive  officer  position  on  October  15,  1999.

STOCK  OPTIONS
--------------

     In connection with the bank holding company reorganization, the Company adopted the Community West Bancshares 1997 Stock Option Plan providing for the issuance of up to 924,398(1) shares. On December 31, 1997, the Company's Board of Directors, pursuant to the terms of the bank holding company reorganization, issued 359,652(1) options in exchange for the then outstanding Goleta options, effective as of the effective date for the reorganization. As of the Record Date, the Company's 1997 Stock Option Plan provided for the issuance of 924,398 shares, of which 405,111 shares had been exercised, options for 70,240 shares were cancelled or expired and options for 357,327 shares were outstanding, leaving 232,200 shares available for future grants.

     Under the terms of the Company's stock option plan, full time salaried employees may be granted either nonqualified or incentive stock options, and directors of the Company may only be granted nonqualified options. Options may be granted at a price of not less than 100% of the fair market value of the stock on the date of grant. Options are generally exercisable in cumulative installments of 20%. However, in certain circumstances, the vesting of these options may be adjusted, as determined by the Board of Directors. All options expire no later than ten years from the date of grant. Options are granted at the discretion of the Company's Board of Directors.

The following table sets forth certain information regarding stock options granted by the Company to the "named" executive officers during 1999:

                                                                    POTENTIAL REALIZED
                                                                    VALUE AT ASSUMED
                               PERCENTAGE OF                        ANNUAL RATES OF
                  NUMBER  OF   TOTAL OPTIONS                        STOCK  PRICE
                  OPTIONS      GRANTED TO                           APPRECIATION
                  GRANTED IN   EMPLOYEES(2)   EXERCISE  EXPIRATION  FOR OPTION TERM
NAME              1999(1)      DURING 1999    PRICE(1)  DATE           5%        10%
----              -----------  -------------  --------  ----------  --------  --------
JAMES RADY              8,000            10%      8.50    01/01/09    42,720   108,374
RICK SANBORN                -             0%         -           -         -         -
C. RANDY SHAFFER            -             0%         -           -         -         -
LLEWELLYN W. STONE          -             0%         -           -         -         -

(1) These figures and dollar amounts have been adjusted for the Company's two-for-one stock split in 1998.
(2)     Does  not   include  options  granted  to  the  Company's  non-employee directors  during  1999.  (See  "COMPENSATION  AND  OTHER  TRANSACTIONS
        WITH  MANAGEMENT  AND   OTHERS  -  Directors'   Compensation"  herein.)

The following table sets forth certain information regarding stock options exercised during 1999 by the "named" executive officers:

                                            NUMBER OF UNEXERCISED      VALUE(4) OF UNEXERCISED
                  NUMBER                  OPTIONS  AT  DECEMBER  31,    IN THE MONEY OPTIONS
                  OF SHARES                        1999                 AT DECEMBER 31, 1999
                                          --------------------------  -------------------------
                  ACQUIRED     VALUE
NAME              ON EXERCISE  REALIZED  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------  -----------  --------  -----------  -------------  -----------  -------------
JAMES RADY                  -         -        8,000              -            -              -
RICK SANBORN                -         -            -              -            -              -
C. RANDY SHAFFER       11,429  $ 21,429        3,571              -            -              -
LLEWELLYN STONE        24,000  $ 61,800       20,000              -  $    51,500              -

_____________________________
(4)     Assumes  a  market  value  of  $7.125  per  share  on December 31, 1999.

EMPLOYMENT  AND  OTHER  COMPENSATION  AGREEMENTS
------------------------------------------------

     Mr. Stone has an employment agreement with the Company to serve as its President and Chief Executive Officer. The agreement provides for Mr. Stone to serve for a term of ten years beginning November 16, 1993. Under the terms of the employment agreement, Mr. Stone's base annual salary for 1999 was $175,000 and for 2000 is $175,000. The agreement also provides Mr. Stone with the use of a Bank-owned automobile, vacation of five weeks per year, golf membership at La Cumbre Country Club, group medical accident and health, disability and life, insurance benefits. In the event Mr. Stone is terminated by the Company without cause or in the event of (i) a merger or consolidation where the Company or Goleta is not the surviving corporation, (ii) a merger or consolidation or transfer of all or substantially all of the assets of the Company or Goleta or
(iii) certain changes in ownership of the Company, the employment agreement is terminated and Mr. Stone will be entitled to severance pay equal to six months' salary.

     On January 1, 1994, the Goleta's Board of Directors entered into an Executive Salary Continuation Agreement with Mr. Stone. The purpose of the
Executive Salary Continuation Agreement is to provide special incentive to Mr. Stone for his continuing employment with Goleta on a long-term basis. The Executive Salary Continuation Agreement provides Mr. Stone with salary continuation benefits of up to $50,000 per year for 15 years after retirement. Normal retirement in the Executive Salary Continuation Agreement is age 61. In the event of death prior to retirement, Mr. Stone's beneficiary will receive the full salary continuation benefits. In the event of disability, wherein Mr. Stone does not continue employment with the Bank, Mr. Stone is entitled to a total yearly payment equal to $5,000 per year of service beginning with January 1, 1994, up to a total yearly payment of $50,000. If Mr. Stone terminates employment with the Bank for a reason other than death, disability, cause, or voluntary termination, prior to the normal retirement age, he will be entitled to salary continuation benefits calculated as set forth above for disability, except no salary continuation benefits are payable in the event Mr. Stone voluntarily terminates within five years of the date of the Executive Salary Continuation Agreement. In the event of a transfer of controlling ownership or sale of the Company or Goleta, Mr. Stone will become fully vested as to the full amount of salary continuation benefits if termination of employment thereafter occurs. The salary continuation program is funded through life insurance. The cash surrender value of that policy at December 31, 1999 was $606,667 and the annual premium was $9,500. Earnings on the policy for 1999 were sufficient to offset the expense accrual of $36,024.

DIRECTORS'  COMPENSATION
------------------------

     In 1999, the Company's directors, were paid for attendance at Company Board meetings at the rate of $500 for each regular Board meeting (with the Chairmen receiving $750); and, for all directors except Mr. Stone, $150 for each committee meeting. Messrs., Solsby and Rady, who are Palomar Board members, do not receive fees for serving as directors of Palomar.

     During  1999  Mr.  Rady  was  granted  8,000  options  at a price of $8.50.

PROFIT  SHARING  AND  401(K)  PLAN
----------------------------------

     The Board of Directors of Goleta adopted, effective as of September 1, 1995, the Goleta National Bank 401(k) Plan (the "Plan). The Plan is a qualified profit sharing plan under section 401(a) of the Internal Revenue Code of 1986, as amended, with a 401(k) salary deferral feature. In connection with the bank holding company reorganization and acquisition of Palomar, the Company adopted the Plan. Employees of the Company, Goleta and Palomar are eligible to participate in the Plan if they were employed by Goleta on September 1, 1995, by Palomar on December 18, 1998, or after three months of consecutive service with the Company, Goleta or Palomar. Employees can choose to make contributions of their salary under the Plan's 401(k) salary deferral feature, and the Company may make contributions under the profit sharing feature, subject to certain limitations. The company's contributions are determined by the Board of Directors. Participating employees vest in the Company's contributions over a five-year period. Benefits from the Plan become available to employees upon retirement, or in the event of total disability. If employment is terminated prior to normal retirement, the employee receives all voluntary salary deferral contributions made and the vested portion of the Company's profit sharing contributions, based on the established vesting schedule.

     As of December 31, 1999, 126 employees were participating in the Plan. During 1999, the Company made a $179,604 profit sharing contribution. The 401(k) Plan has been qualified by the Internal Revenue Service pursuant to the Employee Retirement Income Security Act of 1974.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION
----------------------------------------------------------------

     The members of the Company's Board of Directors, acting as the Company's Compensation Committee (the "Committee"), are Directors Alexander, Blois, Illgen, Markel and Peeples, none of whom serve as an officer of the Company or its subsidiaries except Mr. Stone, who is the Company's and Goleta's President and Chief Executive Officer. None of the Company's, executive officers served on the board of directors or compensation committee, or equivalent, of another entity, one of whose executive officers served on the Company's Compensation Committee or the Company's or subsidiaries' Boards of Directors. Mr. Stone does not participate in Committee deliberations and voting regarding his compensation.

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION
------------------------------------------------------------

     The Committee was responsible for reviewing and approving the Company's overall compensation and benefit programs, and for administering the compensation of the Company's executive and senior officers.

     The Committee is responsible for establishing the compensation for the senior executive officers of the Company, consistent with the Company's business plans, strategies and goals. The Committee establishes the factors and criteria upon which the executive officers' compensation is based and how such compensation relates to the Company's performance, general compensation policies, competitive realities and regulatory requirements.

     The Committee's functions and objectives are: (i) to determine the competitiveness of current base salary, annual incentives and long-term incentive relative to specific competitive markets for the President; (ii) to develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (iii) to develop an annual incentive plan for senior management; and (iv) to provide guidance to the Board of Directors in their role in establishing objectives regarding executive compensation.

     The Committee's overall compensation philosophy is as follows: (i) to attract and retain quality talent, which is critical to both short-term and long-term success; (ii) to reinforce strategic performance objectives through the use of incentive compensation programs; (iii) to create a mutuality of interest between executive and senior officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making; and (iv) to encourage executives to achieve substantial levels of ownership of stock in the Company.

     The compensation package offered to executive officers consists of a mix of salary, incentive bonus awards, and stock option awards as well as benefits under employee benefit plans.

     In establishing executive compensation for the President, the Committee considered the overall financial condition of the Company, profitability, asset quality and compliance with rules and regulations. Excluded from the Committee's consideration of incentive bonuses would be income or expenses resulting from extraordinary or non-recurring events, regulatory changes, merger or acquisition activity, or the imposition of changes in generally accepted accounting principles.

     The Committee investigates the competitiveness of the compensation of those executive officers not under an employment agreement by obtaining and reviewing several industry salary surveys.

     When determining Mr. Stone's bonus compensation for 1999, the Committee noted the overall financial condition of the Company at December 31, 1998. Finally, the Committee reviewed Mr. Stone's total compensation in light of the above-referenced peer surveys.

     The Committee believes that the Company's compensation program and compensation levels are effective in attracting, motivating and retaining outstanding executive and senior officers and that they are consistent with the Company's immediate and long-term goals.

                             COMPENSATION COMMITTEE

               Michael  A.  Alexander          John  D.  Markel
               Jean  W.  Blois                 William  R.  Peeples
               John  D.  Illgen


STOCK  PERFORMANCE  GRAPH
-------------------------

     The following graph presents the cumulative, five-year total return for the Company's (and previously Goleta's) Common Stock compared with the Nasdaq Total Return Index, a broad market index of stocks traded in the Nasdaq National Market and the SNL Securities Index of Banks under $500 million in total assets. The SNL Index for Banks under $500 million was originally selected as the most representative of peer issuers. However, by year-end 1999 the Company's total assets exceeded $500 million. The SNL Index for Banks between $500 million and $1 billion is now deemed most representative. The graph assumes the value of an investment in the Company's Common Stock, the Nasdaq Index and the SNL Bank Index each was $100 on December 31, 1994, and that all dividends were reinvested.

12/31/1994  12/31/1995  12/31/1996  12/31/1997  12/31/1998  12/31/1999
       100         132         310         420         426        322
       100         141         174         213         300        542
       100         133         166         270         265        246
       100         140         182         315         287        N/A


CERTAIN  TRANSACTIONS
---------------------

     During 1999 there were no, and as of the date of this Proxy Statement there are no existing or proposed, material transactions between the Company and any of the Company's executive officers, directors, or beneficial owners of 5% or more of the Company's Common Stock, or the immediate family or associates of any of the foregoing persons, except as indicated below.

     Some of the directors and executive officers of the Company, as well as the companies with which such directors and executive officers are associated, are customers of, and have had banking transactions with Goleta or Palomar in the ordinary course of the subsidiaries' businesses and the subsidiaries expect to have such ordinary banking transactions with such persons in the future. In the opinion of Management of the subsidiaries, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Although the subsidiaries do not have any limits on the aggregate amount they would be willing to lend to directors and officers as a group, loans to individual directors and officers must comply with their internal lending policies and statutory lending limits. The maximum aggregate amount of all such loans during 1999 was approximately $5,405,488. At December 31, 1999, there was approximately $5,120,585 outstanding in such loans, representing 15.1% of the Company's shareholders' equity. There were no outstanding commitments to lend to the Company's directors and executive officers at December 31, 1999.

     On March 23, 2000, Goleta entered into a formal written agreement with the Comptroller of the Currency of the United States of America (the "Agreement"). Under the terms of the Agreement, by September 30, 2000, and thereafter, Goleta is required to maintain total capital of at least 12% of risk-weighted assets and Tier 1 capital of at least 7% of adjusted total assets. Goleta is required to adopt and implement a written asset diversification program that includes specific plans to reduce the concentration of second mortgage loans (exclusive of certain other loans) to 100% of capital by September 30, 2000. The Agreement requires Goleta to submit within 60 days a capital plan, which is to include, among other things, specific plans for meeting the special capital requirements, projections for growth and a dividend policy. The Agreement places limitations on growth and payments of dividends until Goleta is in compliance with its approved capital plan. The Agreement also requires that Goleta adopt and improve certain operating policies and procedures and develop a three-year strategic plan. Goleta is required to submit monthly progress reports to the OCC detailing actions taken, results of those actions and a description of actions needed to achieve full compliance with the Agreement.

     In November 1999, the Company obtained a loan of approximately $3,600,000 from Director Peeples. The proceeds of the loan were used by the Company to make a capital contribution to Goleta in order to increase Goleta's capital ratios and regulatory capitalization classification. The loan bears an annual interest rate of 8.25%, which is payable monthly and matures on May 16, 2001.

     In November 1999, the Company issued 582,924 shares of its common stock to various directors. The proceeds of the issuance amounted to approximately $7,522,698. Approximately $250,000 of the proceeds was used to reduce the principal on the loan from Director Peeples. The balance of the proceeds was used to make an additional capital contribution to Goleta in order to increase Goleta's capital ratios and regulatory capitalization classification. There is no public market for the shares issued pursuant to this transaction and such shares have not been registered under the Securities of 1933 (the "33 Act") or under the securities laws of any state. Such shares, therefore, cannot be resold unless registered under the 33 Act and applicable state securities laws. Additionally, the Company has the right to redeem the stock issued pursuant to this transaction under certain circumstances.
                               -----------------

                             INDEPENDENT ACCOUNTANTS

     The accounting firm of Deloitte & Touche, LLP ("Deloitte"), served as the Company's independent public accountants for 1999. In addition to independent auditing services, Deloitte, at the Company's request, furnished certain non-audit services. The non-audit services furnished by Deloitte included: (i) preparation of the Company's income tax returns and tax advisory services; (ii) management advisory services and preparation of a business plan for a subsidiary; (iii) internal audit cosourcing services; and (iv) management advisory services related to loan securitizations.

     The fees that Deloitte charged the Company, and which the Company subsequently paid for Deloitte's non-audit services amounted to approximately $446,000, or 318.6% of the fees that Deloitte charged the Company for audit services. All non-audit services rendered by Deloitte were approved by the Company's Board of Directors who considered the possible effect of each such service on Deloitte's independence.

     The Company has not yet selected a firm to be its independent accountants for 2000.

     It is not anticipated that a representative of Deloitte & Touche, LLP, will be present at the Meeting.

                              SHAREHOLDER PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 2001 Annual Meeting of Shareholders, which is tentatively scheduled for May 25, 2001, and must be received by the Company at its offices at 445 Pine Avenue, Goleta, California 93117, no later than December 18, 2000. The proposals must also satisfy the conditions established by the Securities and Exchange Commission (the "SEC") for such proposals in order to be included in the Company's Proxy Statement for the 2001 annual meeting.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than 10% of the Common Stock to file reports of stock ownership and changes in stock ownership with the SEC. The executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that during 1999 all filing requirements applicable to the Company's executive officers, directors, and greater than 10% shareholders were complied with.

                                  OTHER MATTERS

     The SEC's rules permit the Proxy to confer discretionary authority to vote on any matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its Proxy Materials for the prior year's Annual Meeting of Shareholders. The Company mailed its Proxy Materials for the 1999 Annual Meeting on April 16, 1999 and, accordingly, discretionary authority is conferred to the persons named in the accompanying Proxy to vote on any matter, notice of which is not received at least on or before March 2, 2000.

     Neither the Company's Board of Directors nor the Company's Management knows of any matters to be presented at the Meeting other than those set forth above, notice of which has been received at least on or before March 2, 2000. If other matters come before the Meeting, notice of which was or is received after March 2, 2000, the Proxy holders intend to vote each Proxy according to the Company's Board of Directors' recommendations.

                                      COMMUNITY  WEST  BANCSHARES



Dated:  April  21,  2000               Michel  Nellis,  Secretary

                                      PROXY
                            COMMUNITY WEST BANCSHARES
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 2000


     The undersigned shareholder of Community West Bancshares (the "Company") hereby nominates, constitutes and appoints Michel Nellis, the attorney, agent, and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Timbers 10 Winchester Canyon, Goleta, California 93117, on Thursday, May 25, 2000, at 6:00 p.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:


1. ELECTION OF DIRECTORS. Authority to elect the eleven persons named below and in the Proxy Statement dated April 21, 2000, accompanying the Notice of said Meeting, to serve until the 2001 Annual Meeting of Shareholders and until their successors are elected and have qualified:


     Michael A. Alexander                    Michel Nellis
     Mounir R. Ashamalla                     William R. Peeples
     Robert H. Bartlein                      James Rady
     Jean W. Blois                           James R. Sims, Jr.
     John D. Illgen                          Llewellyn W. Stone
     John D. Markel

     AUTHORITY GIVEN   [  ]                  AUTHORITY WITHHELD [  ]


     IF YOU WISH TO VOTE FOR SOME, BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU DO NOT WISH TO VOTE FOR IN THE SPACE PROVIDED BELOW:

     ---------------------------------------------------------------------------


                       PLEASE SIGN AND DATE THE OTHER SIDE

                           PLEASE SIGN AND DATE BELOW


     2.   Other  Business.  To transact such other business as may properly come
          ---------------
          before the Meeting and any adjournment or adjournments thereof.


     THE  BOARD  OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL
1. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, UNLESS A CONTRARY INSTRUCTION IS
INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER, IF ANY, PRESENTED AT THE MEETING, NOTICE OF WHICH IS RECEIVED AFTER MARCH 2, 2000. THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS WITH RESPECT TO SUCH OTHER MATTERS.


                                           Dated:            , 2000
      -------------------                        ------------
     (Number  of  Shares)


      -------------------------             ---------------------------
     (Please  Print  Your  Name)           (Signature  of  Shareholder)


      -------------------------             ---------------------------
     (Please  Print  Your  Name)           (Signature  of  Shareholder)


     (Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

     I  do  [   ]     do  not  [   ]     expect  to  attend  the  Meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.

                            COMMUNITY WEST BANCSHARES
                                 445 PINE AVENUE
                            GOLETA, CALIFORNIA 93117

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2000
                                  AT 6:00 P.M.


TO  THE  SHAREHOLDERS  OF  COMMUNITY  WEST  BANCSHARES

NOTICE IS HEREBY GIVEN that, pursuant to the Bylaws of Community West Bancshares and the call of its Board of Directors, the 2000 Annual Meeting (the "Meeting") of Shareholders of Community West Bancshares (the "Company") will be held at the Timbers Restaurant, 10 Winchester Canyon Road, Goleta, California 93117, on Thursday, May 25, 2000 at 6:00 p.m., for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. Electing the following eleven persons to the Board of Directors to serve until the 2001 Annual Meeting and until their successors are elected and have qualified:


          Michael A. Alexander                    Michel Nellis
          Mounir R. Ashamalla                     William R. Peeples
          Robert H. Bartlein                      James Rady
          Jean W. Blois                           James R. Sims, Jr.
          John D. Illgen                          Llewellyn W. Stone
          John D. Markel

     2. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on April 21, 2000, as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

The Bylaws of the Company provide for the nomination of directors in the following manner:

     "2.14 Nomination of Directors

          Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days' notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the president of the corporation not later than time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged a bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF SUCH PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

By  Order  of  the  Board  of  Directors



Michel  Nellis,  Secretary

Dated:  May  1,  2000


                            ANNUAL  REPORT  ON  FORM  10-K

COPIES OF THE COMPANY'S 1999 ANNUAL REPORT TO SHAREHOLDERS AND THE COMPANY'S 1999 ANNUAL REPORT ON FORM 10-K, INCLUDING THE AUDITED FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE BEING MAILED TO SHAREHOLDERS ALONG WITH THESE 2000 ANNUAL MEETING PROXY MATERIALS. ADDITIONAL COPIES ARE AVAILABLE UPON REQUEST TO MS. LYNDA RADKE, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, COMMUNITY WEST BANCSHARES, 445 PINE AVENUE, GOLETA, CALIFORNIA 93117, TELEPHONE (805) 692-1862.


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